UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 27, 2022

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	01-28190		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2022, the Board of Directors of Camden National Corporation (the "Company") increased the size of the Company’s Board of Directors to 11 members and elected Ms. Rebecca Hatfield to fill the vacancy created upon the increase in the size of the Company’s Board of Directors, in each case, effective December 31, 2022. Ms. Hatfield will serve as a member of the Board of Directors of the Company until the Company’s 2023 Annual Meeting of Shareholders or until her successor is elected and qualified. Ms. Hatfield will serve as a member of the Board of Director’s Capital Planning Committee, effective December 31, 2022. Ms. Hatfield was also elected by the Board of Directors of the Company’s subsidiary, Camden National Bank (the “Bank”), to serve on the Bank’s Board of Directors.

There are no understandings or arrangements between Ms. Hatfield and any other person pursuant to which Ms. Hatfield was selected as a director of the Company. There are no related party transactions between the Company, and Ms. Hatfield reportable under Item 404(a) of Regulation S-K.

In connection with her service as a director, Ms. Hatfield will receive the Company’s standard non-employee director cash compensation. Specifically, Ms. Hatfield will receive the $20,000 annual cash retainer, $1,000 per attended meeting of the Company’s Board of Directors, and $500 per attended meeting of the Capital Planning Committee. Ms. Hatfield will also receive a prorated portion of the annual independent director equity award grant equaling $14,583.

Please refer to exhibit 99.1 filed with this report for the Company's press release announcing the election of Ms. Hatfield as director of the Company and Bank.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release dated September 28, 2022.
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2022

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer